SUBLEASE AGREEMENT


     1.     PARTIES.
            -------

     This Sublease Agreement ("Sublease") is made, entered into and deemed to be effective this 13 day of December, 1999, by and between YP.NET, INC. (aka
                ----
RIGL Corporation), a Nevada corporation ("Sublessor") and EMPIRE CAPITAL GROUP, L.L.C., an Arizona limited liability corporation ("Sublessee").

     2.     MASTER  LEASE.
            -------------

     Sublessor is the Sublessee under a written Sublease Agreement dated February 10, 1998 when Meyers Law Firm, P.C., an Arizona professional corporation ("Meyers") sub-leased to Sublessor the real property located in the City of Phoenix, County of Maricopa, State of Arizona, described as Suite 900, 2398 East Camelback Road ("Master Premises"). Meyers is the lessee under a written Lease dated September 18, 1995, wherein Biltmore Financial Center Associates, an Arizona general partnership ("Lessor") leased to Meyers the Master Premises. The Lease is referred to herein as the "Master Lease" and is attached hereto as Exhibit "A" and by this reference made a part hereof.

     3.     PREMISES.
            --------

     Sublessor hereby subleases to Sublessee the Master Premises as described in the Lease. The Sublessee accepts the Master Premises and agrees to be bound by, accept and perform each term and condition under the Master Lease which are required to be performed by the Sublessor.

     4.     WARRANTY  BY  SUBLESSOR
            -----------------------

     Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

     5.     TERM.
            ----

     The Term of this Sublease shall commence on January 1, 2000 ("Commencement Date"), and shall terminate on the last day provided for in the Master Lease, August 30, 2002 ("Termination Date"). The Sublessee understands and acknowledges that Meyers and the Lessor must consent to this Sublease. The Sublessor shall submit this Sublease to Meyers and the Lessor for their consent, and will advise the Sublessee in writing when Meyers and the Lessor consent to this Sublease. If for any reason the Sublessor does not deliver possession to the Sublessee on the Commencement Date, the Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of the Sublease shall not be impaired, but rent shall abate until delivery of possession. Notwithstanding the foregoing, if the


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                                  Page 1 of 6                 Sublease Agreement


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Sublessor  has  not  delivered  possession  to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver possession to Sublessee on or before such effective date, this Sublease shall be canceled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take possession prior to the Commencement Date, such early possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including, without limitation, the payment of rent.

     6.     RENT.
            -----

     Minimum  Rent.  Sublessee  shall  pay  to  Sublessor  minimum rent, without
     -------------
deduction, setoff, notice, or demand, at YP.Net, Inc., 4840 E. Jasmine, Suite 105, Mesa, Arizona 85205, or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the minimum monthly rent plus any taxes due thereon as provided for in this Master Lease, Article 1.1(h) pro rata, plus the Sublessor's pro rata share of the Operating Costs, as provided for in the Master Lease together with any other taxes, late charges or other costs which are required to be paid by the Sublessor pursuant to the Master Lease.

     7.     SECURITY  DEPOSIT.
            -----------------

     Sublessee shall not be required to deposit a security deposit. The security deposit currently held by Meyers, and deposited by Sublessor, is hereby assigned to Sublessee as additional consideration for this Sublease.

     8.     USE  OF  MASTER  PREMISES.
            -------------------------

     The Master Premises shall be used and occupied only for business office purposes and for no other use or purpose.

     9.     ASSIGNMENT  OF  SUBLETTING.
            --------------------------

     Sublessee shall not assign this Sublease or sublet all or any part of the Master Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

     10.     OTHER  PROVISIONS  OF  SUBLEASE.
             -------------------------------

     All applicable terms and conditions of the Master Lease, Exhibit "A", are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, and Sublessee the lessee thereunder, and the Master Premises.


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                                  Page 2 of 6                 Sublease Agreement


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     11.     ATTORNEYS'  FEES.
             ----------------

     If Sublessor, or Sublessee shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys' fees.

     12.     AGENCY  DISCLOSURE.
             ------------------

     Sublessor and Sublessee each warrant that they have dealt with no real estate broker in connection with this Sublease.

     13.     NOTICES.
             -------

     All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor or Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the address herein below, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

     To  Sublessor:     YP.Net,  Inc.
                        4840 E. Jasmine, Suite 105
                        Mesa,  Arizona  85205
                        Attn:  William D. O'Neal, Esq.

     To  Sublessee:     Empire  Capital  Group,  L.L.C.
                        2398 E. Camelback Road, Suite 900
                        Phoenix,  Arizona  85020
                        Attn:  Scott  Tomanaga

     14.     CONSENT  BY  LESSOR
             -------------------

     This Sublease shall be on no force or effect unless consented to by Lessor within thirty (30) days after execution hereof, if such consent is required under the terms of the Master Lease.

     15.     COMPLIANCE.
             ----------

     The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.


                                                    Empire Capital Group, L.L.C.
                                  Page 3 of 6                 Sublease Agreement

     16.     FIRST  REFUSAL.
             --------------

     Sublessee shall have a right of first refusal on the balance of the Master Premises upon the same terms as set forth herein. Such right of first refusal must be exercised within ten (10) days of receipt of written notice by Sublessee that Sublessor has received an offer to sublease the balance of the Master Premises.

DATED:    12/13  , 1999.
       ----------


                                        SUBLESSOR:

                                        YP.Net, (fka RIGL Corporation), a Nevada corporation


                                        By:  /s/  William O'Neal,  President
                                           -------------------------------------
                                             William O'Neal,  President

                                        SUBLESSEE:

                                        Empire Capital Group, L.L.C., an Arizona limited liability corporation

                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------


                                                    Empire Capital Group, L.L.C.
                                  Page 4 of 6                 Sublease Agreement

                                   EXHIBIT  "A"

                                   Master  Lease




                                                    Empire Capital Group, L.L.C.
                                  Page 5 of 6                 Sublease Agreement


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